TRENTON SAVINGS BANK FSB
                    AND PEOPLES BANCORP, MHC
               1996 RECOGNITION AND RETENTION PLAN
               FOR EMPLOYEES AND OUTSIDE DIRECTORS


1.   Establishment of the Plan

     Trenton Savings Bank FSB (the "Bank") and Peoples Bancorp,
MHC (the "Company") hereby establish the 1996 Recognition and
Retention Plan (the "Plan") upon the terms and conditions hereinafter stated in this Plan.

2.   Purpose of the Plan

     The purpose of the Plan is to retain Employees and Outside Directors of experience and ability by providing such persons with a proprietary interest in the Bank as compensation for their contributions to the Bank and the Company and their Affiliates and as an incentive to make such contributions and to promote the Bank's growth and profitability in the future.

3.   Definitions

     The following words and phrases when used in this Plan with an initial capital letter, unless the context clearly indicates otherwise, shall have the meanings set forth below. Wherever appropriate, the masculine pronoun shall include the feminine pronoun and the singular shall include the plural:

     "Affiliate" means any "parent corporation" or "subsidiary corporation" of the Bank or the Company, as such terms are defined in Section 424(e) and (f), respectively, of the Code.

     "Award" means the grant of Restricted Stock, as provided in the Plan.

     "Bank" means Trenton Savings Bank FSB.

     "Beneficiary" means the person or persons designated by a Recipient to receive any benefits payable under the Plan in the event of such Recipient's death. Such person or persons shall be designated in writing on forms provided for this purpose by the Committee and may be changed from time to time by similar written notice to the Committee. In the absence of a written designation, the Beneficiary shall be the Recipient's surviving spouse, if any, or if none, his estate.

     "Board" means the Board of Directors of the Bank or the Company, as applicable.

     "Cause" shall mean personal dishonesty, willful misconduct, any breach of fiduciary duty involving personal profit, intentional failure to perform stated duties, or the willful violation of any law, rule or regulation (other than traffic violations or similar offenses) or a final cease-and-desist order, any of which results in a material loss to the Bank or an Affiliate.

     "Change in Control" means:

     (1)(i) a reorganization, merger, merger conversion, consolidation or sale of all or substantially all of the assets of the Bank or the Company or a similar transaction in which the Bank or Company is not the resulting entity or the Stock Holding Company is not the resulting entity; (ii) individuals who constitute the board of directors of the Bank or the board of trustees of the Company as of the date hereof (the "Incumbent Board"), cease for any reason

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to constitute at least a majority thereof, provided that any person becoming a director subsequent to the date hereof whose election was approved by a vote of at least three-fourths of the directors composing the Incumbent Board or whose nomination for election by the Bank's or Company's stockholders or members was approved by the nominating committee serving under an Incumbent Board shall be for purposes of this section considered as though he were a member of the Incumbent Board; or (iii) an acquisition of "control" of the Bank or the Company as defined by the Bank Holding Company Act of 1956, as amended, and applicable rules and regulations promulgated thereunder as in effect at the time of the Change in Control (collectively, the "BHCA"), or (iv) an acquisition of the Bank's stock requiring submission of notice under the Change in Bank Control Act;

     (2) In the event of a Conversion Transaction at any time subsequent to the effective date of this Plan, a "Change in Control" shall mean, a change in control of the Bank or the Stock Holding Company of a nature that: (i) would be required to be reported in response to Item 1(a) of the current report on Form 8-K, as in effect on the date hereof, pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 (the "Exchange Act"); or (ii) results in a Change in Control of the Bank or the Stock Holding Company within the meaning of the BHCA; or (iii) without limitation, such a change in control shall be deemed to have occurred at such time as (a) any "person" (as such term is used in Section 13(d) and 14(d) of the Exchange Act) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Bank or the Stock Holding Company representing 25% or more of the Bank's or Stock Holding Company's outstanding securities ordinarily having the right to vote at the election of directors, except for any securities of the Bank issued to the Stock Holding Company in connection with the Reorganization and Stock Offering pursuant to the Bank's Plan of Reorganization and Stock Issuance and securities purchased by the Bank's or the Stock Holding Company's employee stock benefit plans; or (b) the Incumbent Board ceases for any reason to constitute at least a majority of the board of directors of the Bank or Stock Holding Company; or
(c) a reorganization, merger, consolidation, sale of all or substantially all of the assets of the Bank or the Stock Holding Company or similar transaction.

     (3) Notwithstanding the foregoing, the formation of a stock holding company subsidiary of the Company which acquires 100% of the Bank's voting common stock, shall not be a Change in Control.

     (4) Notwithstanding anything to the contrary, the conversion of the Company to stock form on a stand-alone basis, shall not be a Change in Control.

     "Code" means the Internal Revenue Code of 1986, as amended.

     "Committee" means the Stock Benefits Committee of the Board appointed by the Bank which shall consist of at least three
Outside Directors of the Bank or the Company, all of whom are and must be Disinterested Persons.

     "Common Stock" means shares of the common stock of the Bank, par value of $0.10 per share.

     "Company"  means Peoples Bancorp, MHC.

     "Continuous Service" means employment as an Employee or service as an Outside Director without any interruption or termination of such employment or service. In the case of an Employee, employment shall not be considered interrupted in the case of sick leave, military leave or any other leave of absence approved by the Bank or in the case of transfers between payroll locations of the Bank or between the Bank, its parent, its subsidiaries or its successor.

     "Conversion Transaction" means (i) the conversion of the Company from the mutual to stock form of organization either on a stand-alone basis or in the context of a merger conversion, as provided by regulations of the Office of Thrift Supervision ("OTS"), or (ii) the formation of a Stock Holding Company subsidiary of the Company which owns 100% of the Bank's voting common stock, shall not be a Change in Control.

     "Director" means a member of the Board of Directors of the Bank or the Company.

     "Disability" means a physical or mental condition of a Recipient resulting from bodily injury, disease, or mental disorder which renders him incapable of continuing any gainful occupation and which condition constitutes total disability under the federal Social Security Acts.

     "Disinterested Person" means any member of the Board who (A) is an outside director as defined under Section 162(m) of the Code and the regulations thereunder and (B) a person who within the prior year has not been, and is not being, granted any awards related to the shares under this Plan or any other plan of the Company or any of its Affiliates except for awards which (i) are calculated in accordance with a formula as contemplated in paragraph (c)(2)(ii) of Rule 16b-3 ("Rule 16b-3") under the Securities Exchange Act of 1934; (ii) result from participation in an ongoing securities acquisition plan meeting the conditions of paragraph (d)(2) of Rule 16b-3; or (iii) arise from an election by a director to receive all or part of his board fees in securities.

     "Effective Date" shall be the date the Plan is ratified by the Board, following the approval of stockholders.

     "Employee" means any person who is currently employed by the Bank, the Company or an Affiliate, including officers.

     "ERISA" means the Employee Retirement Income Security Act of
1974, as amended.

     "Incumbent Board" means, in the case of (i) the Company or the Stock Holding Company, or (ii) the Bank, the Board of the Company or the Bank, respectively, on the date hereof, provided that any person becoming a director subsequent to the date hereof whose election was approved by a vote of at least three-quarters of the directors comprising the Incumbent Board, or whose nomination for election by members or stockholders was approved by the same nominating committee serving under an Incumbent Board, shall be considered as though he were a member of the Incumbent Board.

     "Normal Retirement" means retirement from employment as an employee or service as an Outside Director on or after the attainment of age 65. With respect to an Outside Director, Normal Retirement also means retirement after completion of 15 years of service on the Board.

     "Offering" means the initial public offering of the Common
Stock of the Bank.

     "Outside Director" means a director who is not also an Employee.

     "Plan" means the Trenton Savings Bank FSB and Peoples
Bancorp, MHC 1996 Recognition and Retention Plan.

     "Recipient" means an Employee or Director who receives an Award under this Plan.

     "Reorganization"  means the reorganization of Trenton
Savings Bank FSB as a mutual holding company and the establishment of the Bank as its wholly-owned subsidiary.

     "Restricted Period" means the period of time selected by the Committee for the purpose of determining when restrictions are in effect under Section 6 hereof with respect to Restricted Stock awarded under the Plan.

     "Restricted Stock" means shares which have been contingently awarded to a Recipient by the Committee subject to the restrictions referred to in Section 6 hereof, so long as such restrictions are in effect.

     "Stock Holding Company" means the stock holding company resulting from (i) a stock conversion of the Company in a Conversion Transaction or (ii) the reorganization and formation of a stock holding company subsidiary of the Company which owns 100% of the Bank's voting common stock.

4.   Administration of the Plan

     4.1 Role of the Committee. The Plan shall be administered and interpreted by the Committee, which shall have all of the powers allocated to it in this and other Sections of the Plan. The interpretation and construction by the Committee of any provisions of the Plan or of any Award granted hereunder shall be final and binding. The Committee shall act by vote or written consent of a majority of its members. Subject to the express provisions and limitations of the Plan, the Committee may adopt such rules, regulations and procedures as it deems appropriate for the conduct of its affairs. The Committee shall report its actions and decisions with respect to the Plan to the Board at appropriate times, but in no event less than one time per calendar year.

     4.2 Role of the Board. The members of the Committee shall be appointed or approved by, and will serve at the pleasure of, the Board. The Board may in its discretion from time to time remove members from, or add members to, the Committee. The Board shall have all of the powers allocated to it in this and other Sections of the Plan, may take any action under or with respect to the Plan which the Committee is authorized to take, and may reverse or override any action taken or decision made by the Committee under or with respect to the Plan, provided, however, that except as provided in Section 6.5, the Board may not revoke any Award except in the case of revocation for Cause, or with respect to unearned Awards, in the event a Recipient of an Award voluntarily terminates employment with the Bank prior to Normal Retirement.

     4.3 Plan Administration Restrictions. This Plan is intended to comply with Rule 16b-3 under the Securities Exchange Act of 1934. Notwithstanding any term to the contrary appearing herein, unless permitted by Rule 16b-3(c)(2)(ii), subsequent to the establishment of the Plan, neither the Committee nor the Board shall have the authority to determine the amount and price of securities to be awarded and/or timing of awards to Outside Directors which terms shall be set forth in the Plan. To the extent any provision of the Plan or action by Plan administrators fails to comply with this Section, such provision or action shall, to the extent permitted by law and deemed advisable by the Board, be deemed null and void.

     4.4 Limitation on Liability. No member of the Board or the Committee shall be liable for any determination made in good faith with respect to the Plan or any Awards granted under it.
If a member of the Board or the Committee is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of anything done or not done by him in such capacity under or with respect to the Plan, the Bank shall indemnify such member against expense (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in the best interests of the Bank, the Company and its Affiliates and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful.

5.   Eligibility; Awards

     5.1 Eligibility. Employees and Outside Directors are eligible to receive Awards.

     5.2 Awards to Employees. The Committee may determine which of the Employees referenced in Section 5.1 will be granted Awards and the number of shares covered by each Award; provided, however, that in no event shall any Awards be made that will violate the Plan, the Charter, Bylaws or Plan of Reorganization from Mutual Savings Bank to Mutual Holding Company and Stock Issuance Plan of the Bank or any applicable federal or state law or regulation. Shares of Restricted Stock which are awarded by the Committee shall, on the date of the

Award, be registered in the name of the Recipient and transferred to the Recipient, in accordance with the terms and conditions established under this Plan.

     In the event Restricted Stock is forfeited for any reason, the Committee, from time to time, may determine which of the Employees referenced in Section 5.01 will be granted additional Awards to be awarded from forfeited Restricted Stock. In selecting those Employees to whom Awards will be granted and the amount of Restricted Stock covered by such Awards, the Committee shall consider the position and responsibilities of the eligible Employees, the length and value of their services to the Bank and its Affiliates, the compensation paid to the Employees and any other factors the Committee may deem relevant, and the Committee may request the written recommendation of the Chief Executive Officer and other senior executive officers of the Bank, the Company and its Affiliates. All allocations by the Committee shall be subject to review, and approval or rejection, by the Board.

     Subject to Sections 6.3 and 6.4, no Restricted Stock shall be earned unless the Employee maintains Continuous Service until the restrictions lapse.

     5.3  Awards to Outside Directors.  The following Outside
Directors serving on the Board of the Bank or the Company on the Effective Date shall be issued an Award equal to the following number of shares of Restricted Stock.


               Outside Director                   Award

               John B. Sill, Jr.                  9,364
               Charles E. Stokes, III             9,364
               George W. Reinhard                 9,364
               Raymond E. Trainer                 9,364
               George A. Pruitt                   7,491
               Peter S. Longstreth                7,257
               Miles W. Truesdell, Jr.            7,257

</TABLE

     Any person who becomes an Outside Director subsequent to the date of approval of this Plan by stockholders shall receive an Award of Restricted Stock equal to 100 shares, subject to availability.

     No Restricted Stock shall be earned by an Outside Director unless the Outside Director maintains Continuous Service with the Bank or the Company until the restrictions lapse.

     5.4 Manner of Award. As promptly as practicable after a determination is made pursuant to Sections 5.2 and 5.3 that an Award has been granted, the Committee shall notify the Recipient in writing of the grant of the Award, the number of shares of Restricted Stock covered by the Award, and the terms upon which the Restricted Stock subject to the Award may be earned. Upon notification of an Award of Restricted Stock, the Recipient shall execute and return to the Bank a restricted stock agreement setting forth the terms and conditions under which the Recipient shall earn the Restricted Stock (the "Restricted Stock
Agreement), together with a stock power endorsed in blank.
Thereafter, the Recipient's Restricted Stock and stock power shall be deposited with an escrow agent specified by the Bank
(the "Escrow Agent") who shall hold such Restricted Stock under the terms and conditions set forth in the Restricted Stock
Agreement. Each certificate representing an Award under the Plan shall be registered in the name of the Recipient.

     5.5 Treatment of Forfeited Shares. In the event shares of Restricted Stock are forfeited by a Recipient hereunder, such shares shall be returned to the Bank and shall be held and accounted for and re-awarded pursuant to the terms of the Plan.


6.   Terms and Conditions of Restricted Stock

     The Committee shall have full and complete authority, subject to the limitations of the Plan, to grant Awards of Restricted Stock and, in addition to the terms and conditions contained in paragraphs 6.1 through 6.9 of this Section 6, to determine such other terms and conditions (which need not be identical among Recipients) in respect of such Awards, including the vesting thereof, as the Committee shall determine.

     6.1 General Rules. Restricted Stock shall be earned by an Employee at the rate determined by the Committee at the time of grant of the Award; provided, however, that no shares shall be earned for any year in which the Bank is not meeting all of its fully phased-in capital requirements. Awards granted to Outside
Directors shall be earned by an Outside Director at the rate of twenty percent (20%) of the aggregate number of shares covered by the Award per year commencing one year from the date of grant.
Subject to any such other terms and conditions as the Committee shall provide with respect to awards to Employees, shares of Restricted Stock may not be sold, assigned, transferred (within the meaning of Code Section 83), pledged or otherwise encumbered by the Recipient, except as hereinafter provided, during the Restricted Period. The Committee shall have the authority, in its discretion, to accelerate the time at which any or all of the restrictions shall lapse with respect to Awards issued to Employees, or to remove any or all of such restrictions, whenever it may determine that such action is appropriate by reason of changes in applicable tax or other laws or other changes in circumstances occurring after the commencement of such Restricted
Period.

     6.2  Continuous Service; Forfeiture.  Except as provided in
Sections 6.3 and 6.4 hereof, if an Employee ceases to maintain
Continuous Service for any reason, unless the Committee shall otherwise determine, all shares of Restricted Stock theretofore awarded to such Employee and which at the time of such termination of Continuous Service are subject to the restrictions imposed by Section 6.1 shall upon such termination of Continuous
Service be forfeited.

     6.3  Exception for Termination Due to Death, Disability or
Normal Retirement. Notwithstanding the general rule contained in Sections 6.1 and 6.2, Awards to a Recipient whose employment or service with the Bank, the Company or an Affiliate terminates due to death, Disability, or Normal Retirement that has not theretofore been earned, shall be deemed earned as of the Recipient's last day of employment or service.

     6.4  Exception for Terminations after a Change in Control.
Notwithstanding the general rule contained in Sections 6.1 and 6.2, all Restricted Stocks subject to an Award held by a Recipient whose employment as an Employee or service as an Outside Director terminates following a Change in Control of the Bank or the Company shall be deemed earned as of the Recipient's last day of employment or service.

     6.5 Revocation for Cause. Notwithstanding anything herein to the contrary, if a Recipient is terminated for cause or has engaged in conduct that would justify termination for cause, the Board may by resolution immediately revoke, rescind and terminate any Award, or portion thereof, previously awarded under this Plan, whether or not yet earned, to the extent Restricted Stock has not been redelivered by the Escrow Agent to the Recipient.

     6.6  Delivery of Restricted Stock to Escrow Agent; Use of
Restricted Stock Legend. Each certificate representing an Award under the Plan shall be registered in the name of the Recipient and deposited by the Recipient, together with a stock power endorsed in blank, with the Escrow Agent and, in the discretion of the Board, may bear the following (or a similar) legend:


          "The transferability of this certificate and the shares of stock represented hereby are subject to the terms and conditions (including forfeiture) contained in the Trenton
Savings Bank FSB and Peoples Bancorp, MHC 1996 Recognition and
Retention Plan. Copies of such Plan are on file in the offices of the Secretary of Trenton Savings Bank FSB, 134 Franklin Corner
Road, Lawrenceville, New Jersey 08648.

     6.7  Payment of Dividends and Return of Capital.  After an
Award has been granted but before such Award has been earned, the Recipient shall receive any cash dividends or stock dividends paid with respect to such shares, or shall share in any pro rata return of capital to all shareholders with respect to the Common
Stock of the Bank. Unless the Recipient has made an election under Section 83(b) of the Internal Revenue Code, dividends so paid on shares which have not yet been earned by the Recipient shall be treated as compensation income to the Recipient when paid. Stock dividends shall be delivered as Restricted Stock and shall be subject to the same restrictions and vesting period as the shares upon which such stock dividends were paid.

     6.8 Voting of Restricted Shares. After an Award has been granted, the Recipient as owner of such shares shall have the right to vote such shares.

     6.9 Delivery of Earned Shares. At the expiration of the restrictions imposed by Section 6.1, the Escrow Agent shall redeliver to the Recipient (or where the relevant provision of Section 6.2 applies in the case of a deceased Recipient, to his Beneficiary), the certificate(s) deposited with it pursuant to
Section 6.4 and the shares represented by such certificate(s) shall be free of the restrictions referred to Section 6.1.

7.   Adjustments Upon Changes in Capitalization

     In the event of any change in the outstanding shares subsequent to the effective date of the Plan by reason of any reorganization (other than the Reorganization), recapitalization, stock split, combination or exchange of shares, merger, consolidation or any change in the corporate structure or shares of the Bank, the maximum aggregate number and class of shares as to which Awards may be granted under the Plan shall be appropriately adjusted. Any shares of stock or other securities received, as a result of any of the foregoing, by a Recipient shall be subject to the same restrictions and the certificate(s) or other instruments representing or evidencing such shares or securities shall be legended and deposited with the Bank in the manner provided in Section 6.6 hereof.

8.   Assignments and Transfers

     No Award nor any right or interest of a Recipient under the Plan in any instrument evidencing any Award under the Plan may be assigned, encumbered or transferred (within the meaning of Code
Section 83) except, in the event of the death of a Recipient, by will or the laws of descent and distribution.

9.   Employee Rights Under the Plan

     No Employee shall have a right to be selected as a Recipient nor, having been so selected, to be selected again as a Recipient and no Employee or other person shall have any claim or right to be granted an Award under the Plan or under any other incentive or similar plan of the Bank or any Affiliate. Neither the Plan nor any action taken thereunder shall be construed as giving any Employee any right to be retained in the employ of the Bank or any Affiliate.


10.  Withholding Tax

     Upon the termination of the Restricted Period with respect to any shares of Restricted Stock (or at any such earlier time, if any, that an election is made by the Employee under Section
83(b) of the Code, or any successor provision thereto, to include the value of such shares in taxable income), the Bank or its Affiliate, as applicable, shall have the right to require the Employee or other person receiving such shares to pay the Bank or Affiliate the amount of any taxes which the Bank or Affiliate is required to withhold with respect to such shares, or, in lieu thereof, to retain or sell without notice, a sufficient number of shares held by it to cover the amount required to be withheld.
The Bank or Affiliate shall have the right to deduct from all dividends paid with respect to shares of Restricted Stock the amount of any taxes which the Bank or Affiliate is required to withhold with respect to such dividend payments.

11.  Treatment of Restricted Stock in the Event of Conversion
Transaction

     In the event of a Conversion Transaction, any Restricted
Stock shall be exchanged into shares of Common Stock of the Stock
Holding Company, provided, however, that if for any reason such shares are not to be exchanged, the Stock Holding Company shall, simultaneously with the closing of the Conversion Transaction, purchase Restricted Stock for cash equal to the fair market value of such Restricted Stock or Shares. Any exchange of shares or cash payment for shares shall be subject to applicable federal and state regulations and, if necessary, subject to the approval of the appropriate Regulatory authorities.

12.  Amendment or Termination

     The Board of the Bank or the Company may amend, suspend or terminate the Plan or any portion thereof at any time, but (except as provided in Section 6 hereof) no amendment shall be made without approval of the stockholders of the Bank which shall
(i) materially increase the benefits to participants under the plan, (ii) materially increase the number of shares that may be issued under the Plan, or (iii) materially modify the requirements as to eligibility for participation in the Plan;
provided, however, that no such amendment, suspension or termination shall impair the rights of any Recipient, without his consent, in any Award theretofore made pursuant to the Plan.

     Section 5.3 shall not be amended more than once every six months, other than to comport with changes to the code, ERISA, or regulations thereunder.

13.  Governing Law

     The Plan shall be governed by the laws of the State of New
Jersey.

14.  Term of Plan

     The Plan shall become effective upon its ratification by the Board of the Bank and the Company, following the approval of the Plan by stockholders. It shall continue in effect until the earlier of (i) fifteen years from the Effective Date, unless sooner terminated under Section 12 hereof, or (ii) the date upon which all shares of Common Stock available for award hereunder, have vested in the Recipients of such Awards.

[Remainder of Page Intentionally Left Blank]


     IN WITNESS WHEREOF, the Bank has caused this Plan to be executed by its duly authorized officers and the corporate seal to be affixed and duly attested, as of the _____ day of __________, 1996.


ATTEST:                       TRENTON SAVINGS BANK FSB



-------------------------     By: -------------------------------
Secretary                          Wendell T. Breithaupt,
                                   President and Chief Executive
                                    Officer



ATTEST:                       PEOPLES BANCORP, MHC



-------------------------     By: -------------------------------
Secretary                          Wendell T. Breithaupt,
                                   President and Chief Executive
                                    Officer




-----------------------------
Date Approved by Stockholders


